Exhibit 10.23
WATSON WYATT & COMPANY HOLDINGS
WATSON WYATT & COMPANY HOLDINGS
2000 LONG-TERM INCENTIVE PLAN
1. Purpose. The purpose of the Watson Wyatt & Company Holdings 2000 Long-Term Incentive Plan (the “Plan”) is to secure for Watson Wyatt & Company Holdings and its successors and assigns (the “Company”) and its stockholders the benefits of the additional incentive inherent in the ownership of the Company’s class A common stock, par value $ .01 per share (the “Common Stock”), by selected employees of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan is intended to qualify for tax deductibility pursuant to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the “Code”), to the extent deemed appropriate by the Committee (as defined in Paragraph 2.1).
Pursuant to the Plan, such employees will be offered the opportunity to acquire Common Stock through the grant of options, or to receive similar economic benefit through the grant of stock appreciation rights (such options and stock appreciation rights collectively referred to as “Awards”). Options granted under the Plan will be “nonqualified stock options” for purposes of the Code. For purposes of the Plan, the terms “parent” and “subsidiary” shall mean “parent corporation” and “subsidiary corporation,” respectively, as such terms are defined in Sections 424(e) and (f) of the Code; provided, however, that with respect to any jurisdiction where the Company is prohibited by law from owning 50% of the voting shares of an entity, any entity formed in such jurisdiction shall be deemed a “subsidiary” if the Company holds the maximum percentage of voting shares permitted to be held under the laws of such jurisdiction.
     2. Committee.
2.1 Administration. The Plan shall be administered by a Committee appointed by the Board of Directors of the Company (the “Committee”). The Committee shall consist of two or more directors who are “non-employee directors”, within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code. Any vacancy on the Committee, whether due to action of the Board of Directors or due to any other cause, may be filled, and shall be filled if required to maintain a Committee of at least two such persons, by resolution adopted by the Board of Directors.
2.2 Procedures. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan. A majority of the whole Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee.
2.3 Interpretation. The Committee shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan.
2.4 Delegation. The Committee may delegate, to the chief executive officer of the Company, the authority to grant Awards under this Plan in such circumstances as the Committee shall deem appropriate.

     3. Shares Subject to Grants.
3.1 Number of Shares. Subject to the provisions of Paragraph 16 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock with respect to which Awards may be granted under the Plan shall be 4,500,000 shares. If and to the extent that (i) Awards granted under the Plan terminate, expire or are cancelled without having been exercised, or (ii) shares of Common Stock are tendered or delivered by a Participant to pay the option price of an option upon exercise thereof or to satisfy the tax withholding requirement relating to such exercise, the number of shares of Common Stock covered by such terminated, expired or cancelled Awards or tendered or delivered by the Participant shall be added to the number of authorized shares remaining.
3.2 Character of Shares. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company’s treasury, or both.
3.3 Reservation of Shares. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company’s treasury, or both) equal to the number of shares provided in Paragraph 3.1 from time to time.
4. Employees Eligible. Awards may be granted under the Plan to any employee of the Company or any of its subsidiaries (each an “eligible employee”), or to any prospective employee of the Company or any of its subsidiaries, conditioned upon, and effective not earlier than, such person’s becoming an eligible employee. Members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries shall also be eligible to receive grants under the Plan. Notwithstanding the foregoing, in each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted Awards relating in the aggregate to more than 200,000 shares of Common Stock, subject to adjustment as provided in Paragraph 16.
An individual receiving a grant of an Award under the Plan is hereinafter referred to as a “Participant.” Any reference herein to the “employment” of a Participant by the Company shall include (i) his or her employment by the Company or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Company or any of its subsidiaries at the time of grant of his or her Award, his or her period of service in the capacity for which the Award was granted. For all purposes of this Plan, the time at which an Award is granted shall be deemed to be the effective date of such grant.
5. Grant of Options. The Committee shall determine, within the limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option, and the option price. In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into consideration the person’s present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement (“Award Agreement”) between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan, as the Committee shall provide.
6. Option Price. Subject to Paragraph 16, the option price of each share of Common Stock purchasable under any option granted under the Plan shall not be less than the fair market value of such share of Common Stock at the time the option is granted, and may not be changed while such option is outstanding. The option price of an option issued in a transaction described in Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.
For purposes of this Plan, the “fair market value” of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Committee determines in good faith to be reasonable.
7. Stock Appreciation Rights. The Committee, in its sole discretion, may grant to an eligible employee a stock appreciation right with respect to a stated number of shares of Common Stock. Each stock appreciation right granted under the Plan shall be evidenced by an Award Agreement between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan, as the Committee shall provide. A stock appreciation right shall be exercised in the manner provided in Paragraph 9, and, upon such exercise, the Company shall pay to the Participant an amount equal to the excess of (i) the fair market value, as of the exercise date, of the number of shares with respect to which the stock appreciation right is being exercised over (ii) the fair market value of such shares determined on the date of grant of such stock appreciation right. Payment upon the exercise of stock appreciation rights shall be made by the Company in cash to the Participant as soon as practicable following exercise; provided, however, that in the discretion of the Committee, such payment may be made by distributing to the Participant a number of shares of Common Stock having a fair market value, as of the date of exercise, equal to the amount otherwise payable, with the value of any fractional shares paid in cash.
     8. Exercisability and Duration of Awards.
8.1 Determination of Committee; Acceleration. Each Award granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Award Agreement. Subsequent to the grant of an Award which is not immediately exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such Award may be exercised in whole or in part. Notwithstanding the foregoing, unless provided otherwise in the Award Agreement, an Award shall become exercisable in full upon the death or disability of the Participant to whom the Award was granted while he or she is an employee of the Company or any of its subsidiaries.
     8.2 Automatic Termination.
(a) An Award shall terminate and become null and void upon the expiration of seven years from the date on which such Award was granted (or upon such later date as may be prescribed by clause (c)(iii), below);
(b) An unexercised Award shall terminate and become null and void upon a Participant’s failure to comply with the requirements of Paragraph 17;
(c) Upon termination of the Participant’s employment, an Award shall automatically and without notice terminate and become null and void to the extent that the Award is not then exercisable (and has not become exercisable by reason of such termination). The unexercised portion of any Award granted under the Plan which is then exercisable (or which has become exercisable by reason of the termination of employment) shall automatically and without notice terminate and become null and void upon the earliest to occur of the following:
(i) The date prescribed in clause (a), above;

(ii) The expiration of three years from the date of termination of the Participant’s employment by reason of retirement, disability, or other reason specified by the Committee in the Award Agreement;
(iii) The expiration of one year following the death of a Participant, if the Participant’s death occurs during his or her employment by the Company or any of its subsidiaries;
(iv) Subject to (vi) below, the expiration of one year following the involuntary termination of the Participant’s employment;
(v) The voluntary termination of the Participant’s employment;
(vi) The termination of the Participant’s employment if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Company or any of its subsidiaries, or if the Participant is discharged or his or her services are terminated for cause; or
(vii) The expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.
The Committee shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee shall be final and conclusive.
9. Exercise of Awards. Awards granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased or the number of shares with respect to which stock appreciation rights are being exercised, accompanied, in the case of an option, by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, (b) with the consent of the Committee, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) in accordance with a “cashless exercise” program established by the Committee in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant’s broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (d) by any combination of (a), (b), or (c) above, or (e) by other means that the Committee deems appropriate. Such notice of exercise, accompanied by such payment, if applicable, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. The date of exercise shall be the date of the Company’s receipt of such notice. Upon exercise of an option, the Company shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any Award granted hereunder be exercised for a fraction of a share.

Exercise of an Award shall be deemed to be certification by the Participant that he or she complies with the terms and conditions of the Plan, including Paragraph 17. Failure to comply with the provisions of Paragraph 17 prior to, or during the twenty-four (24) months immediately following, exercise of an Award shall cause such Award to be cancelled and such exercise to be rescinded. The Company shall notify the Participant, in writing, within thirty (30) months after such exercise, of any such rescission. Within sixty days after receiving such a notification, the Participant shall pay to the Company the amount of any compensation received, or any gain realized, upon the rescinded exercise, either in cash or by returning to the Company shares of Common Stock received by the Participant upon such exercise.
10. Non-Transferability of Awards. Except as provided herein, no Award granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an Award may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence: (a) in the event of a Participant’s death during his or her employment by the Company, its parent, if any, or any of its subsidiaries, his or her Awards shall thereafter be exercisable, during the period specified in Paragraph 8.2(c), by his or her executors or administrators; and (b) the Participant, with the approval of the Committee, may transfer Awards for no consideration to or for the benefit of the Participant’s spouse, parents, children (including stepchildren or adoptive children), grandchildren, or siblings, or to a trust for the benefit of any of such persons.
11. Withholding Tax. Whenever under the Plan shares of stock are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due the amount necessary to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Company, such amount may be remitted by check payable to the Company, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option), by the Company’s withholding of shares of Common Stock issuable upon the exercise of the option, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Company shall be entitled to withhold therefrom the amount necessary to satisfy any federal, state and local withholding tax requirements relating to such amount.
12. Restrictions on Delivery and Sale of Shares. Each option granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option may be withheld unless and until such listing, registration or qualification shall have been effected. The Committee may require, as a condition of exercise of any option that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933 (the “Securities Act”). The Committee may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option. The Company may endorse on certificates representing shares issued upon the exercise of an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     13. Change in Control.
(a) In the event of a Change in Control of the Company, as defined below, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:
(i) accelerate the exercisability of any outstanding Awards granted pursuant to this Plan;
(ii) offer to purchase any outstanding options granted pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or
(iii) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control. In no event, however, may any option be exercised after the date provided in Paragraph 8.2(a).
Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants.
(b) “Change in Control” shall mean the occurrence of any of the following:
(i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act,
(ii) any person or group is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise, or
(iii) during any period of two consecutive years, individuals who at that beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors;
provided that in no event shall the initial public offering of the Common Stock pursuant to an effective registration statement under the Securities Act be deemed to constitute a Change in Control.
14. Right to Terminate Employment. Nothing in the Plan or in the agreement evidencing any Award granted under the Plan shall confer upon any Participant the right to continue as an employee or a director of the Company or affect the right of the Company or any of its subsidiaries, to terminate the Participant’s employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Company, its parent, if any, or any of its subsidiaries.

15. Transfer, Leave of Absence. For purposes of this Plan, neither (i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.
16. Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of any Award theretofore granted under the Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such Award and in the option price, as shall be equitable and appropriate in order to make the Award, as nearly as may be practicable, equivalent to such Award immediately prior to such change; provided, however, that no such adjustment shall give any Participant any additional benefits under his or her Award.
If any transaction (other than a change specified in the preceding paragraph) described in Section 424(a) of the Code affects the Company’s Common Stock subject to any unexercised option theretofore granted under the Plan (hereinafter for purposes of this Paragraph 16 referred to as the “old option”), the Board of Directors or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.
If any such change or transaction shall occur, the number and kind of shares for which Awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.
17. Cancellation of Awards. Notwithstanding any other provision of the Plan, unless the agreement governing an Award specifies otherwise, the Committee may cancel and rescind any unexercised portion of an Award (whether or not then exercisable) at any time if the Participant is not in compliance with the following:
(a) For two (2) years after leaving the employ of the Company, a Participant may not solicit from or perform for any Client (as defined below) any type of business carried on by the Company at the time his or her employment terminates and during the two-year period thereafter. In addition, for two years after leaving the employ of the Company, a Participant may not hire any employee of the Company or solicit or induce any such employee to leave the Company to work for a competitor. For purposes of this paragraph, the term “Client” shall mean (i) any organization for which the Participant provided services on behalf of the Company, or (ii) any organization that the Participant solicited and which subsequently hired the Company (and, in the case of the Company’s research or survey functions, with which the Participant had a personal working relationship) during the two-year period preceding the Participant’s termination of service with the Company.
(b) Participants shall not, without the prior written consent of the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material relating to the business of the Company or its clients, acquired by the Participant either during or after his or her employment with the Company.
18. Expiration, Amendment and Termination of the Plan. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 20 (the “Expiration Date”), on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised, terminated or have expired. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date, except with respect to any Awards then outstanding under the Plan; provided, however, that the approval of the Company’s stockholders will be required for any amendment which (i) increases the maximum number of shares subject to grants, as specified in Paragraph 3 (unless made pursuant to the provisions of Paragraph 16) or (ii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act. By way of illustration, and not limitation, and subject to the preceding sentence, the Board of Directors is authorized to adopt such modifications or amendments to the Plan, which may be accomplished by the attachment of schedules or exhibits to the Plan, or in such other format as it considers appropriate, whenever it considers such modifications or amendments to be necessary or appropriate to making suitable awards to any Participant or group of Participants in any particular country or countries.
19. Governing Law. The laws of the State of Delaware will govern all matters relating to this Plan except to the extent superseded by the laws of the United States.
20. Effective Date of Plan. The Plan shall be effective upon its approval by shareholders of the Company and further subject to the effectiveness of Watson Wyatt & Company Holdings’ proposed public offering.
     21. Special Provisions Applicable to Awards in Certain Countries.
(a) With respect to Awards granted under the Plan to employees in Hong Kong SAR or The People’s Republic of China, the following provisions shall apply:
(i) Notwithstanding the provisions of Paragraph 4 hereof, Awards may be granted only to an employee of the Company or any of its subsidiaries (each an eligible employee) and not to any prospective employee.
(ii) Notwithstanding the provisions of Paragraph 10 hereof, the Participant may not make (and the Committee will not approve) any transfer of an Award for no consideration or otherwise to any person, including without limitation the Participant’s spouse, parent, children or siblings.
(iii) By accepting an Award under the Plan, and in addition to complying with all other provisions of the Plan and the applicable Award Agreement, each Participant covenants and warrants that with respect to any shares acquired through the exercise of an Award, the Participant shall not attempt to sell such shares to any person within Hong Kong SAR or The People’s Republic of China within six months following the date of exercise of the Award.
(b) With respect to any Awards granted under the Plan to employees in Brazil, and notwithstanding any contrary provision in Section 4 of the Plan, the following provisions shall apply:
(i) Officers of the Company or any of its subsidiaries who are not employees shall also be eligible to receive grants under the Plan.
(ii) Any reference herein to the “employment” of a Participant by the Company shall refer only to his or her actual (and not prospective) employment by the Company or any of its subsidiaries.